SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

UNITED ENERGY CORP.
(Exact name of Registrant as specified in its charter)

Nevada	000-30841	22-3342379
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

600 Meadowlands Parkway #20, Secaucus, N.J	07094
(Address of principal executive offices)	(Zip Code)

(800) 327-3456

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 9, 2007, Brian F. King, the President and Chief Executive Officer of the Company, resigned his positions with the Company. Mr. King expressed to the members of the Board of Directors of the Company that he would like take time to pursue other avenues of interest to him. In connection with Mr. King’s resignation, the Company and Mr. King entered into a separation agreement dated on November 9, 2007. Ronald Wilen, the Chairman of the Board, Secretary, and Executive Vice President of Research and Development of the Company, has been appointed as Chief Executive Officer of the Company.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

10.35    Separation Agreement of Mr. Brian King dated November 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ENERGY CORP. (Registrant)

Date: November 13, 2007	By:	/s/ Ronald Wilen
Ronald Wilen,
Chief Executive Officer, Chairman of the Board, Secretary, and Executive Vice President of Research and Development